RSM InterAudit
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PLUCZENIK DIAMOND COMPANY NV
REPORT OF FACTUAL FINDINGS
Receivables Program
Terms of Engagement
Pluczenik Diamond Company NV (“the Company”) requested the undersigned RSM InterAudit civil c.v.b.a., registered auditors, 2600 Berchem - Antwerp, Posthofbrug 10 - B4, legally represented by Patricia Kindt, registered auditor, to report pursuant to the “Agreed Upon Procedures - Scoping Letter” of June 11, 2019 among Pluczenik Diamond Company NV and Guggenheim Securities LLC (“the Specified Parties”).

As an independent accounting firm, we are requested to perform certain specified procedures in connection with a potential financing transaction (“the Transaction”).  The Scoping Letter is included in Exhibit I of our report.

Management of the Company is responsible for the preparation and fair presentation of the information as requested by the Scoping Letter.  Our responsibility is to test and report in accordance with the agreed upon procedures.  The procedures were performed solely to assist you in evaluating the validity of the information included in the different reports that are provided to the Specified Parties.

Our engagement was undertaken in accordance with the International Standard on Related Services applicable to Agreed Upon Procedures engagements (ISRS4400).  The results of these procedures are documented in this AUP report (“the Covered Services Report”).

Scope of the agreed-upon procedures
Because these procedures do not constitute either an audit or a review made in accordance with International Standards on Auditing or International Standards on Review Engagements, we do not express any assurance on the different data included in the different reports.

Had we performed additional procedures, or had we performed an audit or review of the financial statements in accordance with International Standards on Auditing or International Standards on Review engagements, other matters might have come to our attention that would have been reported to you.

AUDIT | TAX | CONSULTING

RSM InterAudit is a member of the RSM network and trades as RSM. RSM is the trading name used by the members of the RSM Network. Each member of the RSM network is an independent accounting and consulting firm which practices in its own right. The RSM network is not itself a separate legal entity in any jurisdiction.

RSM InterAudit Cvba-Scrl (*) - registered auditors - Registered office : chaussée de Waterloo 1151 - B 1180 Brussels
interaudit@rsmbelgium.be – VAT BE 0436 391 122 - RLP Brussels - (*) Civil company in the form of a trading company.

Member of RSM Toelen Cats Dupont Koevoets - Offices in Aalst, Antwerp, Brussels, Charleroi, Mons and Zaventem.

Procedures performed and factual findings
This report relates to the receivables program.
We report our findings below.
Procedure 1
Description

Obtain from Pluczenik a list of all invoices originated in fiscal years 2012-2017 (the “Data Tape”).  Select invoices from the data tape that have been fully collected (excluding transactions with parties and the “special terms” invoices); for each selected invoice:

	a.	Compare the following attributes on the physical or electronic copy of the invoice vs data tape:
		i.	seller entity;
		ii.	invoice date;
		iii.	customer name
		iv.	customer country
		v.	type of goods sold (rough, polished or jewellery)
		vi.	amount due
		vii.	original payment terms (days)
	b.	confirm by tying back to bank records/statements that customer made payments in the amounts and on dates indicated in the data tape; not any discrepancies of $50 or higher.
Findings

We received the receivable sample selection from Guggenheim Securities LLC.  In the course of our fieldwork, Guggenheim Securities LLC provided us with a receivable sample selection originated in fiscal year 2018.  We performed the same procedure.  The total selection included 175 receivables.

We compared the following attributes on the original copy of the invoice with the data of the receivable sample selection:
i.	Seller entity:
No exceptions were noted.
ii.	Invoice date:
We noted 1 receivable whereby invoice date on the original did not correspond with the data of the receivable sample selection. The difference was 1 days. No other exceptions were noted.
iii.	Customer name:
Except for 1 receivable, the customer name on the original copy of the invoice agreed with the data of the receivable sample selection.
iv.	Customer country
We found 3 exceptions:
	-	A sales invoice was issued to a customer in Birma. The country in the receivable sample selection referred to Hong Kong;

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	-	A sales invoice was issued to a customer in Hong Kong. The country in the receivable sample selection referred to Birma;
	-	No country was mentioned on a sales invoice. The country in the receivable sample selection referred to India;
The 3 exceptions were all sales invoices issued by the Hong Kong subsidiary. No other exceptions were identified.

For 19 invoices issued by the Hong Kong subsidiary, we noted that the country was not mentioned on the invoice.  Based on the discussion with management, we understand that the reference of the country is only mentioned when it is an export sale.  The lack of the reference of the country on these 19 invoices related only to sales invoices issued to Hong Kong customers.  We conclude that this is not an exception in our results.

v.	type of goods sold (rough, polished or jewellery)
One sales invoice referred to rough diamonds, while the data of the receivable sample selection mentioned polished diamonds. No other exceptions were noted.
vi.	amount due
No exceptions were noted
vii.	original payment terms (days)
Except for 6 receivables, the original payment terms on the original copy of the invoice agreed with the data of the receivable sample selection

We noted 11 invoices without the reference of payments term, though all those invoices had a reference of “cash on delivery”.  Based on the discussion with management we understand that this reference corresponds with payment term of 0 days.  We conclude that this is not an exception in our results.

We compared by tying back to bank records/statements that customer made payments in the amounts indicated in the data tape. We noted that:
	-	for 1 receivable, the paid amount as indicated in the selection data had a difference of 67 USD compared with the bank statement;
	-	for 1 receivable, the customer made an overpayment of 19.883 USD. The overpayment was settled with the following sale invoice.
We calculated the weighted average date on which cash was received and compared this calculation to the “Average Pay Date” as indicated in the data of the receivables sample selection.  We applied a 2-day tolerance.  We identified 16 receivables whereby the result of our calculation differed with more than 2 days with the data of the receivables sample selection.

Procedure 2
Description
For each invoice in the data tape that has not been fully collected (ignoring shortfalls under $50), perform the same procedures as described in Procedure 1.
As instructed by Guggenheim Securities LLC (mail dated October 1, 2019), this procedure is cancelled and replaced by procedure 5 (refer to Exhibit II).
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Procedure 3
Description
For a selection of transactions that is a “special terms” invoice in the data tape (whether closed or open but excluding transactions with related parties), confirm that the terms of the original invoice did not specify the payment term.

Findings
The selection was provided by Guggenheim Securities LLC and included 30 receivables. No exceptions were noted.
Procedure 4
Description
With the mail of Guggenheim Securities LLC received on October 11, 2019, procedure 4 has been replaced with a different procedure.  For a selection of receivables provided by Guggenheim Securities LLC, bank statement records for the receivables were reviewed to verify the amounts paid match to the total amount paid as shown in the data tape.

Findings
The selection included 18 receivables. No exceptions were noted.
Procedure 5
Description
A.
For a sample of receivables where the Company indicated that the original invoice allows returns of the sold goods, confirm that the original invoice either allowed returns explicitly or did not include the language indicating that returns are disallowed.

B.
For a sample of invoices where there was a correction to the original invoice, confirm that the negative invoice balance is associated with an adjustment to the original receivable and not a return of goods.

Findings
Our findings are:
A.	The selection was provided by Guggenheim Securities LLC and included 15 receivables. The invoices did not mention explicitly that return is allowed, nor that return is disallowed.
B.
The selection was provided by Guggenheim Securities LLC and included 10 receivables.  We confirm that the negative invoice balance is associated with an adjustment to the original receivable.  Except for 1 receivable, the original invoices were re-invoiced:

	a.	1 invoice was rebilled within another company of the Pluczenik Group;
	b.	2 invoices were rebilled to another group company of the customer;
	c.	1 invoice was rebilled with a reduction in sales value;
	d.	3 invoices were rebilled with a change in due date;
	e.	1 invoice was rebilled with the reference of delivery address;
	f.	1 invoice was rebilled with a split of the original sales value between sale of goods and shipment charges. The total sales value did not change
The adjustments for above invoices were not related to a return of goods.
For one invoice, the adjustment to the original receivable was made to cancel the sale.  This cancellation was made the same day of the issuance of the original invoice.  Management informed us that goods were not shipped yet and thus no physical return of goods took place.

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We repeat that the sole purpose of this report is set forth in the first chapter of this report and is for your information and that it is not to be used for any other purpose or to be distributed to any other parties.  This report relates only to the different procedures specified above and does not extend to any financial statements of the Company or its subsidiaries.

Antwerp, November 5, 2019

RSM InterAudit civil c.v.b.a.,
Registered Auditors
Represented by
/s/ Patricia Kindt
Patricia Kindt
Registered Auditor
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PLUCZENIK DIAMOND COMPANY NV
Agreed Upon Procedures - Exhibits
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Exhibit I – Scope
2.	Receivables process 1

Obtain from Pluczenik a list of all invoices originated in fiscal years 2012-2017 (the “data tape”), Select invoices from the data tape that have been fully collected (excluding transactions with related parties and the “special terms” invoices); for each selected invoice:

	a.	Compare the following attributes on the physical or electronic copy of the invoice vs data tape:
		i.	Seller entity
		ii.	Invoice date
		iii.	Customer name
		iv.	Customer country
		v.	Type of goods sold (rough, polished or jewellery)
		vi.	Amount due
		vii.	Original payment terms (days)
	b.	Confirm by tying back to bank records/statements that customer made payments in the amounts and on dates Indicated in the data tape; note any discrepancies of $50 or higher.
3.	Receivables process 2
For each invoice in the data tape that has not been fully collected (ignoring shortfalls under $50), perform procedures described in Receivables process 1 part a and part b.
4.	Receivables process 3

For a selection of transactions that is a “special terms” invoice in the data tape (whether closed or open but excluding transactions with related parties), confirm that the terms of the original invoice did not specify the payment term.

5.	Receivables process 4
Select invoices from the data tape which are currently outstanding receivables (or a subset thereof); for each selected invoice:
	a.	Perform procedures in Receivables process 1 part a
	b.	To the extent partial payment has been made, perform procedure in Receivables process 1 part b
c.
Confirm with the customer by reaching out to the authorized contact (at the email address or other contact information to be provided by Pluczenik) that the customer has the invoice as outstanding in their books and that invoice date, amount and payment term match the data tape.  Obtain a written confirmation sent from a corporate email account by customer’s CFO, treasurer, accounts payable or another finance department employee, or, if email confirmation is not possible to obtain, a verbal confirmation obtained over the phone by calling a number verified to be the customer’s phone number.

d.
In the event customer makes a payment between selection date and verification date for any of the selected receivables, Pluczenik will notify RSM and, if balance has been paid in full, RSM will perform procedure in Receivables process 1 part b instead of Receivables process 4 part c.

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Exhibit II - Revision in scope
As per mail received from Guggenheim Securities LLC:
• Procedure 2: Replaced with Procedure 5a and 5b
•
Procedure 5a:  For a sample of receivables where the data provided by Pluczenik indicated that the original invoice allows returns of the sold goods, confirm that the original invoice either allowed returns explicitly or did not include the language indicating that returns are disallowed.

•
Procedure 5b:  For a sample of invoices where the data provided by Pluczenik indicated that there was a correction to the original invoice, confirm that the negative invoice balance is associated with an adjustment to the original receivable and not a return of goods.

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